UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report May 1, 1998


    COMMISSION FILE NO. 0-24812


                     BRASSIE GOLF CORPORATION
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      (Exact name of registrant as specified in its charter)


                DELAWARE                            56-1781650
--------------------------------       -----------------------------
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)

             One Tampa City Center, Suite 200, Tampa, FL 33602
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                  (Address of principal executive offices)


                               (813) 222-0611
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            (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|




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                        BRASSIE GOLF CORPORATION

                               FORM 8 - K

                           TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None

Signatures................................................................Page 4

Exhibits

2.1 Stock  Purchase  Agreement  effective  as of April 20, 1998 by and among
(i) BRASSIE GOLF  CORPORATION,  a Delaware  corporation  ("Brassie");
(ii) TALISMAN TOOLS INCORPORATED, a Rhode Island corporation (the "Acquired Entity"); and (iii) DANIEL S. SHEDD ("Shedd") and DIXON NEWBOLD ("Newbold") who are the sole shareholders of the Acquired Entity (Shedd and Newbold)
collectively, the "Sellers")..............................................Page 5







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ITEM 5.  Other Events


On April 20, 1998, the Company completed its $101,875 stock acquisition of Talisman Tools Incorporated ("Talisman"), a Rhode Island corporation. The
Talisman stock was acquired from its sole shareholders, Daniel S. Shedd and Dixon Newbold for a combination of (i) two short-term, non-interest bearing promissory notes in the aggregate amount of $55,000 payable on May 20, 1998 and
(ii) $46,875 of the Company's common stock (150,000 shares valued at the fair market value of the common stock on the date of closing). The Company had previously announced in a press release on January 27, 1998 that an agreement
had  been  reached   between  the  parties.   Talisman  is  a  manufacturer  of
high-quality greens repair tools. The assets of Talisman include a pending patent on the specialized divot repair tool and the proprietary process of producing the divot repair tool.


The Company will account for the transaction under the purchase method of accounting, in accordance with generally accepted accounting principles.

Exhibit/ Document/Description

Item

2.1 Stock  Purchase  Agreement  effective  as of April 20, 1998 by and among
(i) BRASSIE GOLF  CORPORATION,  a Delaware  corporation  ("Brassie");
(ii) TALISMAN TOOLS INCORPORATED, a Rhode Island corporation (the "Acquired Entity"); and (iii) DANIEL S. SHEDD ("Shedd") and DIXON NEWBOLD ("Newbold") who are the sole shareholders of the Acquired Entity (Shedd and Newbold) collectively, the "Sellers")





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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                            BRASSIE GOLF CORPORATION


                                  By: /s/ Clifford F. Bagnall
                                      -----------------------------
                                      Clifford F. Bagnall
                                      Chief Operating Officer

Date: May 1, 1998



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